Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases
Leases
Total rental expense consists of the following:

(In thousands)	2011	2010	2009
Gross rentals
Ships and containers	$175,905	$165,562	$178,637
Other	40,879	39,063	43,790
	216,784	204,625	222,427
Sublease rentals	(5,416)	(4,679)	(5,689)
	$211,368	$199,946	$216,738
The company has leased eleven cargo ships (eight refrigerated and three containerized) through 2014 under a sale-leaseback, with options for up to an additional five years, three ships through 2011 and ten ships through 2012. No purchase options exist on ships under operating leases. A deferred gain on the 2007 sale-leaseback of 11 refrigerated cargo ships is being recognized as a reduction of "Cost of sales" over the base term of the leases, through 2014. In 2011 the company implemented a new shipping configuration involving shipment of part of its core volume in container equipment on board the ships of certain third-party container shipping operators. As a result of this change, five of the 21 chartered cargo ships have been subleased until the end of 2012, and an equivalent number of ship charters will not be renewed for 2013. The company accelerated $4 million of ship charter expense, net of expected sublease income, due to this reconfiguration, for two ships that were taken out of the company's shipping rotation in December 2011; the other three ships were taken out of the company's shipping rotation in the first quarter of 2012. The minimum rental payments in 2012 on the five subleased ships is $26 million, of which the company expects to offset with $14 million in sublease revenue.
The company also leases more than 10,000 containers and approximately 3,000 to 4,000 generator sets and chassis used for inland transportation of these containers. Some container leases follow the financial covenants as described in Note 10. These leases range from 5-8 years and are used for both ocean and ground transportation of bananas, other produce and other cargo.
A portion of the company's operating leases of containers contain residual value guarantees under which the company guarantees a certain minimum value of the containers at the end of the lease. If the company does not exercise its purchase option at the end of the lease, and the lessor cannot sell the containers for at least the guaranteed amount, the company will have to pay the difference to the lessor. The company estimates that the residual guarantees are approximately $21 million and $26 million at December 31, 2011 and 2010, respectively.
Portions of the minimum rental payments for ships constitute reimbursement for ship operating costs paid by the lessor. In addition, the company incurs a significant amount of rental expense related to short-term ship leases and leases of farm land for growing lettuce, which are not included in the future minimum rental payments table below.
Future minimum rental payments required under operating leases having initial or remaining non-cancelable lease terms in excess of one year at December 31, 2011 are as follows:

(In thousands)	Ships and Containers	Other	Total
2012	$133,072	$28,780	$161,852
2013	68,046	19,637	87,683
2014	42,945	11,458	54,403
2015	29,155	7,873	37,028
2016	23,289	5,032	28,321
Later years	21,195	2,502	23,697